The UBS Funds

Summary Prospectus Supplement | April 20, 2018

Includes:

•  UBS Dynamic Alpha Fund

Dear Investor,

The purpose of this supplement is to update the Summary Prospectus with respect to the UBS Dynamic Alpha Fund series of shares of The UBS Funds, dated October 27, 2017, as follows:

Nathan Shetty will no longer serve as portfolio manager for the UBS Dynamic Alpha Fund. Alan Zlatar will assume Mr. Shetty's portfolio management responsibilities for the UBS Dynamic Alpha Fund and José Ignacio Andrés will also continue to serve as a portfolio manager for the UBS Dynamic Alpha Fund.

Therefore, the bullets under the heading "UBS Dynamic Alpha Fund" and the sub-heading "Portfolio managers" of the Summary Prospectus are deleted in their entirety and replaced by the following:

•  Alan Zlatar, portfolio manager of the Fund since April 2018.

•  José Ignacio Andrés, portfolio manager of the Fund since March 2017.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-950